Exhibit J

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 686 and Amendment No. 689 to the Registration Statement on Form N-1A of GraniteShares ETF Trust to the use of our report dated August 28, 2026 on the financial statements and financial highlights of GraniteShares YieldBOOST 20Y+ Treasuries ETF, GraniteShares YieldBOOST AMD ETF, GraniteShares YieldBOOST AMZN ETF, GraniteShares YieldBOOST BABA ETF, GraniteShares YieldBOOST Biotech ETF, GraniteShares YieldBOOST Bitcoin ETF, GraniteShares YieldBOOST COIN ETF, GraniteShares YieldBOOST CRCL ETF, GraniteShares YieldBOOST CRWV ETF, GraniteShares YieldBOOST Ether ETF, GraniteShares YieldBOOST Financials ETF, GraniteShares YieldBOOST Gold Miners ETF, GraniteShares YieldBOOST HIMS ETF, GraniteShares YieldBOOST HOOD ETF, GraniteShares YieldBOOST IONQ ETF, GraniteShares YieldBOOST MARA ETF, GraniteShares YieldBOOST META ETF, GraniteShares YieldBOOST MSTR ETF, GraniteShares YieldBOOST MU ETF, GraniteShares YieldBOOST NVDA ETF, GraniteShares YieldBOOST PLTR ETF, GraniteShares YieldBOOST QBTS ETF, GraniteShares YieldBOOST QQQ ETF, GraniteShares YieldBOOST RGTI ETF, GraniteShares YieldBOOST RIOT ETF, GraniteShares YieldBOOST Semiconductor ETF, GraniteShares YieldBOOST SMCI ETF, GraniteShares YieldBOOST SPY ETF, GraniteShares YieldBOOST Technology ETF, GraniteShares YieldBOOST TSLA ETF and GraniteShares YieldBOOST TSM ETF, each a series of GraniteShares ETF Trust, appearing in Form N-CSR for the year ended June 30, 2026, which are also incorporated by reference into the Registration Statement.

Additionally, we consent to the references to our firm in the Post-Effective Amendment No. 686 and Amendment No. 689 to the Registration Statement on Form N-1A of GraniteShares ETF Trust (the “Trust”) regarding the Prospectus and Statement of Additional Information of GraniteShares YieldBOOST AAPL ETF, GraniteShares YieldBOOST ADBE ETF, GraniteShares YieldBOOST APP ETF, GraniteShares YieldBOOST ARM ETF, GraniteShares YieldBOOST ASML ETF, GraniteShares YieldBOOST AVGO ETF, GraniteShares YieldBOOST BRKB ETF, GraniteShares YieldBOOST China ETF, GraniteShares YieldBOOST CRWD ETF, GraniteShares YieldBOOST DJT ETF, GraniteShares YieldBOOST GOOGL ETF, GraniteShares YieldBOOST INTC ETF, GraniteShares YieldBOOST LCID ETF, GraniteShares YieldBOOST LLY ETF, GraniteShares YieldBOOST MRVL ETF, GraniteShares YieldBOOST MSFT ETF, GraniteShares YieldBOOST NBIS ETF, GraniteShares YieldBOOST NFLX ETF, GraniteShares YieldBOOST NVO ETF, GraniteShares YieldBOOST OKLO ETF, GraniteShares YieldBOOST ORCL ETF, GraniteShares YieldBOOST PANW ETF, GraniteShares YieldBOOST PDD ETF, GraniteShares YieldBOOST QUBT ETF, GraniteShares YieldBOOST RBLX ETF, GraniteShares YieldBOOST RDDT ETF, GraniteShares YieldBOOST RIVN ETF, GraniteShares YieldBOOST Small Cap ETF, GraniteShares YieldBOOST SMR ETF, GraniteShares YieldBOOST SOFI ETF, GraniteShares YieldBOOST SOUN ETF, GraniteShares YieldBOOST TEM ETF, GraniteShares YieldBOOST UBER ETF, GraniteShares YieldBOOST UNH ETF, GraniteShares YieldBOOST UPST ETF, GraniteShares YieldBOOST VRT ETF and GraniteShares YieldBOOST XYZ ETF, each a series of GraniteShares ETF Trust.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 28, 2026